Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
JBG SMITH PROPERTIES
as of September 15, 2017

1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1229-1231 25th Street, L.L.C.	Delaware
5	1244 South Capitol Residential, L.L.C.	Delaware
6	1250 First Street Office, L.L.C.	Delaware
7	1400 Eads Street LLC	Delaware
8	1400 Eads Street Sub LLC	Delaware
9	151 Q Street Co-Investment, L.P.	Delaware
10	151 Q Street REIT, L.L.C.	Delaware
11	151 Q Street Residential, L.L.C.	Delaware
12	1800 Rockville Residential, L.L.C.	Delaware
13	220 S. 20th Street Member, L.L.C.	Delaware
14	220 S. 20th Street, L.L.C.	Delaware
15	35 New York Avenue, L.L.C.	Delaware
16	50 Patterson Office, L.L.C.	Delaware
17	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
18	51 N 50 Patterson Holdings, L.L.C.	Delaware
19	51 N Residential, L.L.C.	Delaware
20	5640 Fishers Associates, L.L.C.	Delaware
21	5640 Fishers GP, L.L.C.	Delaware
22	7900 Wisconsin Residential, L.L.C.	Delaware
23	Arna-Eads, L.L.C.	Delaware
24	Arna-Fern, L.L.C.	Delaware
25	Ashley House Member, L.L.C.	Delaware
26	Atlantic AB Holdings, L.L.C.	Delaware
27	Atlantic AB Services, L.L.C.	Delaware
28	Atlantic Residential A, L.L.C.	Delaware
29	Atlantic Residential C, L.L.C.	Delaware
30	Atlantic Retail B, L.L.C.	Delaware
31	Blue Lion, L.L.C.	District of Columbia
32	Bowen Building, L.P.	Delaware

33	Central Place Office, L.L.C.	Delaware
34	CESC 1101 17th Street L.L.C.	Delaware
35	CESC 1101 17th Street L.P.	Maryland
36	CESC 1101 17th Street Manager L.L.C.	Delaware
37	CESC 1150 17th Street L.L.C.	Delaware
38	CESC 1150 17th Street Manager, L.L.C.	Delaware
39	CESC 1730 M Street L.L.C.	Delaware
40	CESC 2101 L Street L.L.C.	Delaware
41	CESC Commerce Executive Park L.L.C.	Delaware
42	CESC Crystal Square Four L.L.C.	Delaware
43	CESC Crystal/Rosslyn L.L.C.	Delaware
44	CESC District Holdings L.L.C.	Delaware
45	CESC Downtown Member L.L.C.	Delaware
46	CESC Engineering TRS, L.L.C.	Delaware
47	CESC Gateway One L.L.C.	Delaware
48	CESC Gateway Two Limited Partnership	Virginia
49	CESC Gateway Two Manager L.L.C.	Virginia
50	CESC Gateway/Square L.L.C.	Delaware
51	CESC Gateway/Square Member L.L.C.	Delaware
52	CESC H Street L.L.C.	Delaware
53	CESC Mall L.L.C.	Virginia
54	CESC Mall Land L.L.C.	Delaware
55	CESC One Courthouse Plaza Holdings LLC	Delaware
56	CESC One Courthouse Plaza L.L.C.	Delaware
57	CESC One Democracy Plaza L.P.	Maryland
58	CESC One Democracy Plaza Manager L.L.C.	Delaware
59	CESC Park Five Land L.L.C.	Delaware
60	CESC Park Five Manager L.L.C.	Virginia
61	CESC Park Four Land L.L.C.	Delaware
62	CESC Park Four Manager L.L.C.	Virginia
63	CESC Park One Land L.L.C.	Delaware
64	CESC Park One Manager L.L.C.	Delaware
65	CESC Park Three Land L.L.C.	Delaware
66	CESC Park Three Manager L.L.C.	Virginia
67	CESC Park Two L.L.C.	Delaware
68	CESC Park Two Land L.L.C.	Delaware
69	CESC Plaza Five Limited Partnership	Virginia
70	CESC Plaza Limited Partnership	Virginia
71	CESC Plaza Manager L.L.C.	Virginia

72	CESC Potomac Yard LLC	Delaware
73	CESC Square L.L.C.	Virginia
74	CESC TRS, L.L.C.	Delaware
75	CESC Two Courthouse Plaza Limited Partnership	Virginia
76	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
77	CESC Water Park L.L.C.	Virginia
78	Charles E. Smith Commercial Realty L.P.	Delaware
79	Crystal Tech Fund LP	Delaware
80	Fairways I Residential, L.L.C.	Delaware
81	Fairways II Residential, L.L.C.	Delaware
82	Fairways Residential REIT, L.L.C.	Delaware
83	Falkland Chase Residential I, L.L.C.	Delaware
84	Falkland Chase Residential II, L.L.C.	Delaware
85	Falkland Road Residential, L.L.C.	Delaware
86	Fifth Crystal Park Associates Limited Partnership	Virginia
87	First Crystal Park Associates Limited Partnership	Virginia
88	Fishers I GP, L.L.C.	Delaware
89	Fishers II GP, L.L.C.	Delaware
90	Fishers III GP, L.L.C.	Delaware
91	Fishers Place I Associates, L.L.C.	Delaware
92	Fishers Place II Associates, L.L.C.	Delaware
93	West Half Residential III, L.L.C.	Delaware
94	Florida Avenue Residential, L.L.C.	Delaware
95	Fort Totten North, L.L.C.	Delaware
96	Fourth Crystal Park Associates Limited Partnership	Virginia
97	H Street Building Corporation	Delaware
98	H Street Management LLC	Delaware
99	James House Member, L.L.C.	Delaware
100	JBG Associates, L.L.C.	Delaware
101	JBG Core Venture I, L.P.	Delaware
102	JBG SMITH PROPERTIES	Maryland
103	JBG SMITH PROPERTIES LP	Delaware
104	JBG Urban, L.L.C.	Delaware
105	JBG/151 Q Street Services, L.L.C.	Delaware
106	JBG/1233 20th Street, L.L.C.	Delaware
107	JBG/1247 20th St. Lessee, L.L.C.	Delaware
108	JBG/1250 First Member, L.L.C.	Delaware
109	JBG/12511 Parklawn, L.L.C.	Delaware

110	JBG/1253 20th Street, L.L.C.	Delaware
111	JBG/1300 First Street, L.L.C.	Delaware
112	JBG/1600 K Member, L.L.C.	Delaware
113	JBG/1600 K, L.L.C.	District of Columbia
114	JBG/1831 Wiehle, L.L.C.	Delaware
115	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
116	JBG/1920 N, L.L.C.	Delaware
117	JBG/19th & N Holdings, L.L.C.	Delaware
118	JBG/19th Street, L.L.C.	Delaware
119	JBG/55 New York Avenue, L.L.C.	Delaware
120	JBG/6th Street Associates, L.L.C.	Delaware
121	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
122	JBG/7200 Wisconsin, L.L.C.	Maryland
123	JBG/75 New York Option, L.L.C.	Delaware
124	JBG/7900 Wisconsin Member, L.L.C.	Delaware
125	JBG/Asset Management, L.L.C.	Delaware
126	JBG/Atlantic Fund, L.P.	Delaware
127	JBG/Atlantic GP, L.L.C.	Delaware
128	JBG/Atlantic Investor, L.L.C.	Delaware
129	JBG/Atlantic REIT, L.L.C.	Delaware
130	JBG/BC 5640, L.P.	Delaware
131	JBG/BC Chase Tower, L.P.	Delaware
132	JBG/BC Fishers I, L.P.	Delaware
133	JBG/BC Fishers II, L.P.	Delaware
134	JBG/BC Fishers III, L.P.	Delaware
135	JBG/BC GP, L.L.C.	Delaware
136	JBG/BC Investor, L.P.	Delaware
137	JBG/BC Twinbrook, L.P.	Delaware
138	JBG/Bethesda Avenue, L.L.C.	Delaware
139	JBG/Commercial Management, L.L.C.	Delaware
140	JBG/Core I GP, L.L.C.	Delaware
141	JBG/Core I LP, L.L.C.	Delaware
142	JBG/Courthouse Metro, L.L.C.	Delaware
143	JBG/Development Group, L.L.C.	Delaware
144	JBG/Development Services, L.L.C.	Delaware
145	JBG/Fort Totten Member, L.L.C.	Delaware
146	JBG/Foundry Office REIT, L.L.C.	Delaware
147	JBG/Foundry Office, L.L.C.	Delaware
148	JBG/Fund IX Transferred, L.L.C.	Delaware

149	JBG/Fund VI Transferred, L.L.C.	Delaware
150	JBG/Fund VII Transferred, L.L.C.	Delaware
151	JBG/Fund VIII Services, L.L.C.	Delaware
152	JBG/Fund VIII Transferred, L.L.C.	Delaware
153	JBG/Fund VIII Trust	Maryland
154	JBG/Hatton Retail, L.L.C.	Delaware
155	JBG/HQ Member, L.L.C.	Delaware
156	JBG/Landbay G Member, L.L.C.	Delaware
157	JBG/Landbay G, L.L.C.	Delaware
158	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
159	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
160	JBG/LEP Southeast, L.L.C.	Delaware
161	JBG/Lionhead, L.L.C.	Delaware
162	JBG/N & Patterson Member, L.L.C.	Delaware
163	JBG/New York Avenue, L.L.C.	Delaware
164	JBG/Nicholson Lane East II, L.L.C.	Delaware
165	JBG/Nicholson Lane East, L.L.C.	Delaware
166	JBG/Nicholson Lane West, L.L.C.	Delaware
167	JBG/Nicholson Member, L.L.C.	Delaware
168	JBG/Pickett Office REIT, L.L.C.	Delaware
169	JBG/Pickett Office, L.L.C.	Delaware
170	JBG/Residential Management, L.L.C.	Delaware
171	JBG/Reston Executive Center, L.L.C.	Delaware
172	JBG/Retail Management, L.L.C.	Maryland
173	JBG/Rosslyn Gateway North, L.L.C.	Delaware
174	JBG/Rosslyn Gateway South, L.L.C.	Delaware
175	JBG/Shay Retail, L.L.C.	Delaware
176	JBG/Sherman Member, L.L.C.	Delaware
177	JBG/Summit Member, L.L.C.	Delaware
178	JBG/Summit, L.L.C.	Delaware
179	JBG/Tenant Services, L.L.C.	Delaware
180	JBG/Twinbrook Metro, L.LC.	Maryland
181	JBG/UDM Transferred, L. L. C.	Delaware
182	JBG/Urban TRS, L.L.C.	Delaware
183	JBG/VNO Holdings, L.L.C.	Delaware
184	JBG/West Half Residential Member, L.L.C.	Delaware
185	JBG/Woodbridge REIT, L.L.C.	Delaware
186	JBG/Woodbridge Retail, L.L.C.	Delaware
187	JBG/Woodbridge, L.L.C.	Delaware

188	JBG/Woodmont II, L.L.C.	Delaware
189	JBGS 1399 New York Avenue TIC Owner, L.L.C.	Delaware
190	JBGS Employee Company, L.L.C.	Delaware
191	JBGS Hotel Operator L.L.C.	Delaware
192	JBGS Warner GP, L.L.C.	Delaware
193	JBGS/1101 South Capitol, L.L.C.	Delaware
194	JBGS/1399 HOLDING, L.L.C.	Delaware
195	JBGS/1399 New York Avenue TIC Owner, L.L.C.	Delaware
196	JBGS/17th Street Holdings, L.P.	Delaware
197	JBGS/17th Street, L.L.C.	Delaware
198	JBGS/Bowen GP, L.L.C.	Delaware
199	JBGS/Bowen II, L.L.C.	Delaware
200	JBGS/Bowen, L.L.C.	Delaware
201	JBGS/CES Management, L.L.C.	Virginia
202	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
203	JBGS/Company Manager, L.L.C.	Delaware
204	JBGS/Crystal City TRS, Inc.	Delaware
205	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
206	JBGS/Hotel Operator, L.L.C.	Delaware
207	JBGS/Hotel Owner, L.L.C.	Delaware
208	JBGS/HOTEL OWNER, L.L.C.	Delaware
209	JBGS/HQ JV MEMBER, L.L.C.	Delaware
210	JBGS/IB Holdings, L.L.C.	Delaware
211	JBGS/KMS Holdings, L.L.C.	Delaware
212	JBGS/Management OP, L.P.	Virginia
213	JBGS/OP Management Services, L.L.C.	Delaware
214	JBGS/Pentagon Plaza, L.L.C.	Virginia
215	JBGS/Recap GP L.L.C.	Delaware
216	JBGS/Recap, L.L.C.	Delaware
217	JBGS/TRS, L.L.C.	Delaware
218	JBGS/Warner Holdings, L.P.	Delaware
219	JBGS/Warner, L.L.C.	Delaware
220	JBGS/Waterfront Holdings, L.L.C.	Delaware
221	Kaempfer Management Services, LLC	Delaware
222	Landbay G Corporate Member, L.L.C.	Delaware

223	Landbay G Declarant, L.L.C.	Virginia
224	LBG Parcel A, L.L.C.	Delaware
225	LBG Parcel B, L.L.C.	Delaware
226	LBG Parcel C, L.L.C.	Delaware
227	LBG Parcel D, L.L.C.	Delaware
228	LBG Parcel E, L.L.C.	Delaware
229	LBG Parcel F, L.L.C.	Delaware
230	LBG Parcel G, L.L.C.	Delaware
231	Market Square Fairfax MM LLC	Delaware
232	New Kaempfer 1501 LLC	Delaware
233	New Kaempfer IB LLC	Delaware
234	New Kaempfer Waterfront LLC	Delaware
235	New York Avenue Lessee, L.L.C.	Delaware
236	North Glebe Office, L.L.C.	Delaware
237	Palisades 1399 New York Avenue Tic Owner LLC	Delaware
238	Park One Member L.L.C.	Delaware
239	Potomac Creek Associates, L.L.C.	Delaware
240	Potomac House Member, L.L.C.	Delaware
241	Sherman Avenue, L.L.C.	District of Columbia
242	South Capitol L.L.C.	Delaware
243	The Commerce Metro Association of Co-Owners	Virginia
244	Third Crystal Park Associates Limited Partnership	Virginia
245	Twinbrook Commons Office, L.L.C.	Delaware
246	Twinbrook Commons Residential 1B, L.L.C.	Delaware
247	Twinbrook Commons Residential North, L.L.C.	Delaware
248	Twinbrook Commons Residential South, L.L.C.	Delaware
249	Twinbrook Commons Residential West, L.L.C.	Delaware
250	Twinbrook Commons, L.L.C.	Delaware
251	Twinbrook GP, L.L.C.	Delaware
252	UBI Management LLC	Delaware
253	Universal Bldg., North, Inc.	District of Columbia
254	Universal Building, Inc.	District of Columbia
255	VNO Ashley House LLC	Delaware
256	VNO Courthouse I LLC	Delaware
257	VNO Courthouse II LLC	Delaware
258	VNO James House LLC	Delaware
259	VNO Potomac House LLC	Delaware
260	Vornado Warner Acquisition LLC	Delaware
261	Warner Investments, L.P.	Delaware
262	Washington CESC TRS, L.L.C.	Delaware
263	Washington CT Fund GP LLC	Delaware
264	Washington Mart TRS, L.L.C.	Delaware
265	West Half Residential II, L.L.C.	Delaware